UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alexandra House Office 225/227, The Sweepstakes, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 21, 2023, Nabriva Therapeutics plc (the “Company”) received a delisting determination letter (the “Determination Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”). The Determination Letter indicated that, based on (i) the Company’s continued non-compliance with the Nasdaq Capital Market’s requirement to have a minimum stockholders’ equity of $2,500,000 under Nasdaq Listing Rule 5550(b)(1) (the “Rule”) and (ii) the Company’s confirmation that it did not intend to submit a plan to regain compliance with the Rule, the Company’s ordinary shares, nominal value $0.01 per share (the “Ordinary Shares”), will be suspended from trading on Nasdaq at the open of business on August 1, 2023, unless the Company requests an appeal of this determination. The Determination Letter also indicated that unless the Company requests an appeal of Nasdaq’s determination, Nasdaq intends to file a Form 25-NSE with the Securities and Exchange Commission in order to effect the formal delisting of the Company’s Ordinary Shares from Nasdaq. The Company does not plan to appeal Nasdaq’s determination.

As previously disclosed, the Company was initially notified by Nasdaq on May 25, 2023 that the Company was not in compliance with the Rule because the stockholders’ equity (deficit) of the Company of $(4,357,000) as of March 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, was below the minimum stockholders’ equity requirement of $2,500,000.

The Ordinary Shares may be eligible to be quoted on the Pink Open Market operated by the OTC Markets Group Inc. if a market maker sponsors the security and complies with Rule 15c2-11 under the Securities Exchange Act of 1934, as amended, but the Company can provide no assurances that a public market for trading the Ordinary Shares will exist after the expected suspension of trading on August 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabriva Therapeutics plc

Date: July 24, 2023	By:	/s/ David Maggio
David Maggio
Chief Financial Officer